RECEIVABLE
                           PURCHASE FACILITY AGREEMENT

     RECEIVABLE PURCHASE FACILITY AGREEMENT (the "Agreement"), dated as of January 20, 1998, by and between Charter Communications International, Inc., a Nevada corporation, having an office at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339 (the "Seller"), and Connecticut Bank of Commerce, having an office at 612 Bedford Street, Stamford, Connecticut 06901 (the "Purchaser").

                                    RECITALS

     WHEREAS, the Seller has requested that the Purchaser purchase, from time to time, certain of the Seller's Receivables (as hereinafter defined) due from various obligors; and

     WHEREAS, the Purchaser has indicated to the Seller its desire to purchase, from time to time, with recourse, Receivables from specified obligors arising in the normal course of Seller's business on the terms and subject to the
conditions  contained  herein;    and

     WHEREAS, the parties hereto wish to set forth the terms and conditions of the Receivable Purchase Facility (as defined hereinafter).

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section  1.1.     Certain  Defined  Terms.   As used in this Agreement, the
                       -----------------------
following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to both the singular and plural forms of the term defined:

     "Acceptable Obligor" shall mean, at any time, all Obligors on the Seller's Receivables being acquired, from time to time, by the Purchaser from the Seller pursuant to this Agreement, except for Obligors which are Persons, or which are subject to a bankruptcy proceeding, either voluntary or involuntary, or which the Purchaser has given the Seller advance notice that the Obligor shall not be considered an Acceptable Obligor.

     "Affiliated Company" shall mean any Company controlled by, or under common control with, the Seller, including any parent.

     "Affiliated Person" shall mean any Person who owns, directly or indirectly, a controlling interest in the Seller or any Affiliated Company.

     "Agreement" shall mean this Receivable Purchase Facility Agreement, as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein.

     "Assignment" shall mean the Assignment, substantially in the form of Exhibit C hereto (appropriately completed), evidencing the Seller's assignment to the Purchaser as Collateral the Seller's Residual Ownership Interest in the Purchased Receivables and all of the Seller's rights, title and interest in and to all other Receivables.

     "Bill of Sale" shall mean the Master Bill of Sale, substantially in the form of Exhibit A hereto (appropriately completed), evidencing the Seller's conveyance and sale to the Purchaser, from time to time, during the Facility Period, of one or more Receivables pursuant to this Agreement.

     "Business  Day" shall mean any date other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in the State of Connecticut are authorized or obligated by law or executive order to be closed.

     "Collateral"  shall  have  the  meaning  set  forth  in Section 4.3 hereof.

     "Collections" shall mean all cash, checks, notes, instruments and other items of payment.

     "Company" shall mean any corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or other legal entity.

     "Dollars" or "$" means the lawful currency of the United States of America and, in relation to any amount to be paid hereunder, funds having same day or immediate value.

     "Effective Date" shall mean the date of this Agreement, which shall be the date the Receivable Purchase Facility provided hereunder is deemed effective.

     "Eligible Receivable" shall mean a Receivable (i) generated from the sale or lease of goods or the rendering of services or otherwise which is unpaid for 90 days or less from the date of the invoice evidencing the payment obligation,
(ii) which in not subject to any dispute, offset, counterclaim or defense whatsoever, and (iii) the Obligor of which is an Acceptable Obligor and is not an Affiliated Company.

     "Facility Fee" shall mean the fee payable by the Seller to the Purchaser on the Effective Date equal to $12,000.

     "Facility Period" shall mean the period from the Effective Date until the Termination Date.

     "Guaranteed Return" shall mean the Purchaser's receipt from the Collections on the Purchased Receivables equal to the Purchaser's Investment plus the Investment Return thereon.

     "Ineligible Receivable" shall mean any Receivable which does not qualify as an Eligible Receivable in accordance with the criteria established in this Agreement.

     "Investment Return" shall mean a return on the Purchaser's Investment in one or more Purchased Receivables equal to the Prime Rate plus 2 percent per annum from time to time outstanding on the Outstanding Receivable Investment calculated on a daily basis from the date of Purchaser's acquisition of the Purchased Receivable up to and including the date the Purchaser's Investment in the Purchased Receivable is reduced to zero. Each change in the Prime Rate shall be reflected in the Investment Return on Purchaser's Investment as of the effective date of such change. The Investment Return shall be computed on the basis of a year of 360 days and actual days elapsed.

     "Lockbox" shall mean the post office box listed on Schedule I hereto to which the Obligors on Purchased Receivables are instructed to remit payments on the Receivables and/or such other post office box as may be established in connection with this Agreement.

     "Lockbox Agreement" shall mean a lockbox agreement, substantially in the form of Exhibit E.

     "Maximum Facility Amount" shall mean $600,000, which represents the maximum Outstanding Receivable Investment that the Purchaser is obligated to make with respect to one or more pools of Purchased Receivables under this Receivable Purchase Facility, or such higher amount as the Board of Directors of the Purchaser, in its absolute discretion, shall approve; provided, however, that
                                                         --------  -------
in no event shall the Outstanding Balance of Purchased Receivables owed by a single Obligor when combined with other indebtedness of such Obligor to the Purchaser exceed the Purchaser's legal lending limit with respect to said Obligor.

     "Obligor" shall mean, with respect to any Receivable, the Company or Person obligated to make payments with respect to the Receivable.

     "Other Agreements" shall have the meaning set forth in Section 2.9(b)(ix) hereof.

     "Outstanding Balance" shall mean, with respect to any Purchased Receivable as of any date, the current unpaid balance of the Purchased Receivable as of such date.

     "Outstanding Receivable Investment" shall mean, with respect to any Purchased Receivable, the Purchase Price less any principal reductions from Collections with respect to the Purchased Receivable.
     "Person"  shall  mean  an  individual  and  his  or  her  executors,
representatives,    successors  or  assigns.

     "Prime Rate" shall mean the prime rate of interest quoted in The Wall Street Journal, (Eastern Edition).

     "Purchase Price" shall mean 60 percent of the unpaid balance of each Eligible Receivable included in the pool of Purchased Receivables which is unpaid for 89 days or less from the date of the invoice evidencing the payment obligation as of the respective Settlement Date.

     "Purchased Receivable" shall mean any Receivable purchased by the Purchaser from the Seller pursuant to this Agreement.

     "Purchaser's Account" shall have the meaning set forth in Section 2.8 hereof.

     "Purchaser's Investment" shall mean the total amounts paid by the Purchaser to the Seller from time to time for Purchased Receivables acquired pursuant to this Agreement.

     "Receivable" shall mean the indebtedness and payment obligations of any Company or Person to the Seller (including, without limitation, obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper, other evidence of indebtedness or security) arising from the sale of merchandise or services by the Seller, including, without limitation, any right to payment for goods sold or for services rendered, and including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Company or Person with respect thereto.

     "Receivable Collection Account" shall mean the deposit account established in connection with the Lockbox for the benefit of, and in the name of, the Purchaser, to receive all collections from the Purchased Receivables as well as from all other Receivables which have been assigned and pledged to the Purchaser to ensure the Purchaser's receipt of the Guaranteed Return and as security for the Seller's substitution and repurchase obligations set forth in Section 4.1 hereof.

     "Receivables Documentation" shall mean all invoices and other documents customarily attached thereto in the possession or under the control of the Seller evidencing each Purchased Receivable.

     "Receivable Purchase Facility" shall mean the contractual arrangement under which the Purchaser has agreed to purchase from the Seller, and the Seller has agreed to sell to the Purchaser, Receivables, from time to time during the Facility Period, under the terms and conditions set forth in the Agreement and subject, in each case, to the Maximum Facility Amount.

     "Receivables Sale" shall mean the Seller's sale, and the Purchaser's purchase for the Purchase Price, of one or more Receivables from time to time as provided in this Agreement.
     "Relevant UCC State" means each jurisdiction in which the filing of a UCC financing statement is necessary or desirable to perfect the Purchaser's interest in the Purchased Receivables.

     "Renewal  Effective  Date"  shall  have  mean  the first day of any Renewal
Period.

     "Renewal Fee" shall mean the fee payable by the Seller to the Purchaser on the Renewal Effective Date, in accordance with Section 7.1(b) hereof, equal to 2 percent of the Maximum Facility Amount.

     "Renewal Period" shall have the meaning set forth in Section 7.1(b) hereof.

     "Repurchase Price" shall mean, with respect to any Purchased Receivable as of the date of repurchase, the Outstanding Receivable Investment plus the Purchaser's unpaid Investment Return calculated thereon up to but not including the date of payment.

     "Residual Ownership Certificate" shall mean the certificate, substantially in the form of Exhibit B hereto (appropriately completed), evidencing the Seller's aggregate Residual Receivable Interest in Purchased Receivables as of any date, which interest is junior and subordinate to the Purchaser's ownership interest in the Purchased Receivables and which interest along with all of the Seller's other Receivables have been assigned and pledged to the Purchaser to ensure the Purchaser's receipt of the Guaranteed Return and as security for the Seller's substitution and repurchase obligations set forth in Section 4.1 hereof.

     "Schedule of Purchased Receivables" shall mean Schedule 1 to the Bill of Sale, as the same may be supplemented, modified or amended on each Settlement Date, which identifies each Purchased Receivable (including the Receivables being purchased on the particular Settlement Date) and the amount of Purchaser's Outstanding Receivable Investment therein as of the particular Settlement Date, and which contains such other information as the Purchaser may reasonably require.

     "Seller's  Depository  Account" shall have the meaning set forth in Section
2.7  hereof.

     "Seller's Residual Receivable Interest" shall mean, with respect to any Purchased Receivable as of any date, the difference between the Outstanding Balance of the Purchased Receivable and the Purchaser's Outstanding Receivable Investment less the Investment Return thereon, which ownership interest is junior and subordinate to the ownership interest of the Purchaser in the Purchased Receivable.

     "Settlement Date" shall mean each Business Day during the Facility Period on which Receivable Sales occur and all reconciliations are made of amounts due the Seller or the Purchaser, as the case may be, under the Agreement and of all payments received on the Purchased Receivables.

     "Termination Date" shall mean the earlier of (i) the first anniversary of the Effective Date or (ii) the date of termination of the Receivable Purchase Facility as provided in Section 7.1 (a) hereof.

     "UCC" shall mean the Uniform Commercial Code (or any successor or comparable statute) of the State of Connecticut or of any other state (including, but not limited to, the State of Georgia and Texas), the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

                                   ARTICLE II

                        SALE AND PURCHASE OF RECEIVABLES

     Section  2.1.     Purchase of Receivables .  During the Facility Period, on
                       -----------------------
any Settlement Date in which the Seller desires to consummate a Receivables Sale, the Seller shall sell, and the Purchaser shall purchase, Receivables set forth on the Schedule of Purchased Receivables prepared by such Seller, subject to the Maximum Facility Amount, and provided that the Purchaser has received on or before the respective Settlement Date the Receivables Documentation. Subject to the preceding sentence and the Purchaser's payment of the Purchase Price, the sale and purchase of the Receivables shall occur automatically and without any
further  action  on  the  part  of    Seller  or  Purchaser.

     Section 2.2.     Sale of  Receivables.  On any Settlement Date in which the
                      --------------------
Seller desires to consummate a Receivables Sale, the Seller agrees to sell, transfer, setover and convey, and the Purchaser agrees to purchase, all rights, title and interest in the Receivables set forth on the particular Purchased Receivables List together with the Receivables Documentation. It is understood and agreed that the Purchaser's Outstanding Receivable Investment shall not exceed at any one time the Maximum Facility Amount. In addition, Purchaser shall not be obligated to purchase any Receivable if, following such purchase, the Purchaser would exceed the Maximum Facility Amount.
          Section  2.3.   Purchase Price.  (a)  On each Settlement Date in which
                          --------------
the Seller desires to consummate a Receivables Sale, the Purchaser shall pay the Purchase Price to the Seller by crediting the Depository Account in the amount of the Purchase Price or by wire transferring the Purchase Price to an account designated by the Seller, at the option of the Seller.

     (b) In the event of any overpayment or underpayment of the Purchase Price, the party benefitting from the error shall reimburse the other party for any sum due the other party as a result of such error upon submission to the benefitted party satisfactory evidence of such error.

     Section  2.4.     Guaranteed  Return.  (a)  The Purchaser shall be entitled
                       ------------------
to receive, and the Seller hereby guarantees that the Purchaser shall receive, from the Collections on the Purchased Receivables, the Guaranteed Return. On a monthly or, at Purchaser's option, more frequent basis, Purchaser shall issue to the Seller, on the first Business Day of each month during the Facility Period, a monthly invoice setting forth the Investment Return due and payable for the preceding month with respect to the Outstanding Receivable Investment, which shall be deducted from the amounts in the Receivable Collection Account. The Seller's Residual Receivable Interests in the Purchased Receivables, evidenced by the Residual Ownership Certificate, shall be subordinate to the Purchaser's rights to receive the Guaranteed Return on the Purchased Receivables. The Seller's Residual Ownership Interest along with certain of the Seller's other tangible and intangible assets (including, but not limited to, Seller's unsold Receivables) shall serve as collateral security for the Purchaser's receipt of the Guaranteed Return and Seller's substitution and repurchase obligations as set forth in Section 4.1 hereof. On the Effective Date, the Seller shall deliver the Residual Ownership Certificate and the Assignment of the Seller's Residual Ownership Interest in the Purchased Receivables and of all of the Seller's rights, title and interest in and to the other Receivables. In addition, on the Effective Date, the Seller shall deliver to the Purchaser a UCC-1 financing statement, substantially in the form of Exhibit D hereto, evidencing the Seller's security interest in and pledge of the Residual Ownership Certificate, the Residual Ownership Interest, the other unsold Receivables and the other Collateral (as defined in Section 4.3 hereof) to the Purchaser as collateral security for the unpaid portion of the Guaranteed Return and the Seller's substitution and repurchase and indemnity obligations hereunder. The Seller shall be entitled to the return of the Residual Ownership Certificate and the reassignment of the Seller's Residual Receivable Interest in the Purchased
Receivables and the other Receivables and the release of the Purchaser's security interest in and lien on the other Collateral upon the later of: (i) the Termination Date; or (ii) the date the Purchaser has received its Guaranteed Return (or the unpaid portion thereof) and its Outstanding Receivable Investment has been reduced to zero.

     (b) Upon a Seller's material breach of its payment obligations to the Purchaser hereunder, which breach or violation is not cured by such Seller on or before the date ten (10) days after notice of such payment breach has been given to the Seller, the Purchaser shall be entitled to receive its Investment Return plus 4 percent per annum on the Outstanding Receivable Investment until the earlier of the date such payment breach referred to above is cured.

     Section  2.5.       Facility and Attorneys' Fees.  On the Effective Date of
                         ----------------------------
this Agreement, the Seller shall pay the Purchaser the Facility Fee, which shall be duly earned as of the Effective Date. In addition, on the Effective Date, the Seller shall also pay the Purchaser's reasonable legal fees, costs and expenses in connection with the Receivable Purchase Facility Agreement and the transactions contemplated therein. The Facility Fee and the Purchaser's attorneys' fees shall be paid out of the proceeds of the first Receivables Sale.

     Section  2.6.        Due  Diligence  Fees.   The Seller shall reimburse the
                          --------------------
Purchaser for all of its out-of-pocket costs and expenses in connection with the Purchaser's focused due diligence investigation of the Seller's Receivables, which shall be due and payable within 30 days of the Seller's receipt of an invoice from the Purchaser.

     Section  2.7.      Seller's Depository Account.  On the Effective Date, the
                        ---------------------------
Seller will establish a depository account at the Stamford, Connecticut office of the Purchaser (the "Seller's Depository Account"). The Seller's Depository Account will be either a checking, savings or other depository account. The Seller agrees to grant the Purchaser all rights to debit the Seller's Depository Account for amounts due and payable to the Purchaser under this Agreement and to otherwise setoff against all monies in the Seller's Depository Account which may be due or payable to a Seller, including, but not limited to, the Purchase Price for the Purchased Receivables and from the Seller's Residual Receivable Interest and Collections on the Seller's unsold Receivables, for any obligations of the Seller which are due and owing to the Purchaser under this Agreement.

     Section 2.8     Collection of Receivables.    The Seller shall at all times
                     -------------------------
maintain  the  Lockbox  and  the related Receivable Collection Account listed on
Schedule I hereto and shall instruct all of its account debtors (as defined in the UCC) with regard to the Receivables to remit all Collections in respect thereof to such Lockbox. The Seller agrees that all Receivable Collections and other amounts received by Seller from any Obligor immediately upon receipt shall be deposited into the Receivable Collection Account. No Lockbox Agreement, Receivable Collection Account, or arrangement contemplated thereby shall be modified by the Seller without the prior written consent of the Purchaser. Upon the terms and subject to the conditions set forth in the Lockbox Agreement, between the Seller, the Purchaser and the depository institution at which the Receivable Collection Account is maintained, which Lockbox Agreement is substantially in the form of the Lockbox Agreement attached hereto as Exhibit D (appropriately completed), all amounts received in the Receivable Collection Account in respect to Purchased Receivables shall be wired each Business Day to the account designated by the Purchaser in accordance with the wiring instructions supplied by the Purchaser (the "Purchaser's Account").

     Section  2.9      Crediting Payments; Application of Collections.  (a)  The
                       ----------------------------------------------
receipt of any Collections by the Purchaser (whether from transfers to the Purchaser from the Receivable Collection Account or otherwise) immediately shall be applied provisionally to reduce the Receivable Investment, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Purchaser's Account or unless and until such Collection item is honored when presented for payment.
Should any Collection item not be honored when presented for payment, then Seller shall be deemed not to have made such payment, and the Investment Return shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by the Purchaser only if it is received into the Purchaser's Account on a Business Day on or before 3:00 p.m., New York City time. If any Collection item is received into the Purchaser's Account on a non-Business Day or after 3:00 p.m. New York City time on a Business Day, it shall be deemed to have been received by the Purchaser as of the opening of business on the immediately following Business Day.

     (b) The Purchaser shall immediately, without any further notice to the Seller, have the right to direct the Obligors on the Purchased Receivables and the Seller's pledged Receivables to make payment of amounts due and payable thereunder directly to the Purchaser upon the happening of any one of the following events: (i) the Seller files a voluntary petition in bankruptcy or files a voluntary petition or an answer or otherwise commences any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consents to, approves of or acquiesces in, any such petition, action or proceeding; or (ii) the Seller applies for or acquiesces in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or a material part of its assets; or (iii) the Seller makes an assignment for the benefit of creditors; or (iv) the Seller states in writing that it is unable to pay its debts as they become due; or (v) an involuntary petition shall be filed or an action or proceeding otherwise commenced against the Seller seeking reorganization, arrangement or readjustment of the Seller's debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, and such petition, action or
                                                    ---
proceeding shall remain undismissed or unstayed for a period of 45 days; or (vi) the Seller shall fails to honor its substitution or repurchase obligations to the Purchaser as provided in Section 4.1 hereof; or (vii) the Seller is in material breach of any term, covenant or agreement contained in this Agreement or in any document, instrument or agreement related thereto (other than Section 4.1) and any such breach is not cured by the Seller within thirty (30) days after written notice from the Purchaser to the Seller of the existence and character of the breach; (viii) any representation or warranty made by the Seller to the Purchaser under or in connection with this Agreement or any document, instrument or agreement related thereto shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given; or (ix) an "event of default" exists or is continuing as defined in any loan, guarantee or other agreement with the Purchaser or any Affiliate of the Purchaser (now or hereafter existing) (collectively, the "Other Agreements").

     Section  2.10.     Purchase  and  Sale  of  Receivables. The  parties  to
                        ------------------------------------
this Agreement intend that the transactions contemplated by Sections 2.1 and 2.2 hereof shall be, and shall be treated as, a purchase by the Purchaser and a sale by the Seller of the Purchased Receivables and not a lending transaction. The Seller's sale, assignment, transfer and conveyance of Purchased Receivables to the Purchaser pursuant to this Agreement does not constitute and is not intended to result in a creation or assumption by Purchaser of any obligation of the Seller or any other Person in connection with the Receivables or any agreement or instrument relating thereto, including any obligation to an Obligor. If this Agreement does not constitute a valid sale, assignment, transfer and conveyance of all right, title and interest of the Seller in, to and under the Purchased Receivables despite the intent of the parties hereto, the Seller hereby grants a "security interest" (as defined in the UCC as in effect in the State of Connecticut or other Relevant UCC State or other applicable jurisdiction) in the Purchased Receivables, the Residual Ownership Certificate, the Seller's Residual Receivable Interest, the Seller's other unsold Receivables and the other Collateral (as defined in Section 4.3 hereof) to the Purchaser and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in the State of Connecticut or other Relevant UCC State or other applicable jurisdiction.

     Section  2.11.     Receivables  Sold  With  Limited  Recourse.  The  Seller
                        -----------------------------------------
acknowledges that the Purchased Receivables are being sold to the Purchaser with limited recourse as set forth in Section 4.1 of this Agreement.

     Section  2.12.     Taxes; Gross Up.  All payments received by the Purchaser
                        ---------------
with respect to this Receivable Purchase Facility, including, but not limited to, its Guaranteed Return and its Investment Return, shall be made without setoff and deduction of taxes other than any income tax withholdings. If the Seller is required to deduct any taxes (other than income taxes) from any amount payable with respect to the Receivable Purchase Facility, that amount shall be increased as much as shall be necessary so that after making all required deductions, the Purchaser shall receive an amount equal to the sum it would have received had no deductions been made.

     Section  2.13.     Early Termination Fee.  In the event that the Receivable
                        ---------------------
Purchase Facility is for any reason whatsoever terminated prior to the first anniversary of the Effective Date (other than by mutual agreement of the Seller and the Purchaser), the Seller shall pay the Purchaser an early termination fee of one percent of the Maximum Facility Amount (pro-rated in order to reflect the remaining number of days in the Facility Period). in order to compensate the Purchaser for its reliance expenses and its loss of anticipated profits.

     Section  2.14.     Execution  of  Additional  Documents;  Verification  of
                        -------------------------------------------------------
Receivable  Payments.  The Seller shall execute all documents that Purchaser may
      --------------
reasonably require to evidence Purchaser's ownership of the Purchased Receivables (subject to the Seller's Residual Receivable Interest) and the Seller's assignment and pledge of the Seller's Residual Receivable Interest and the Seller's grant of a security interest in and lien on the other Collateral as security for the Seller's repurchase and substitution obligations hereunder and to ensure the Purchaser's receipt of the Guaranteed Return. Seller shall take no action following the respective Settlement Date for the particular Purchased Receivable that would be inconsistent with the effective transfer by Seller to the Purchaser hereunder of Seller's right, title and interest in and to the Purchased Receivables acquired by Purchaser hereunder (exclusive of the Seller's Residual Ownership Interest).

     Section  2.15.     Delivery of Receivables Documentation.  As  set forth in
                        -------------------------------------
this Agreement, the Seller shall deliver to the Purchaser no later than on each respective Settlement Date the Receivables Documentation for Eligible Receivables acquired by the Purchaser pursuant to this Agreement on such date. Purchaser shall also be entitled to receive from the Seller any other documentation pertaining to the Acceptable Obligor or the Purchased Receivable as the Purchaser may reasonably request. The failure or omission by Purchaser to conduct any partial or complete examination of the Receivables Documentation shall not affect the Purchaser's rights to demand substitution or repurchase or other relief as provided herein.

     Section  2.16.     Remittances to Seller.    Notwithstanding any provisions
                        ---------------------
set forth herein to the contrary, so long as no event described in Section 2.9(b)(i) through (ix) exists, and is continuing, at any time and from time to time hereunder (including at each Settlement Date), upon demand of Seller, Purchaser shall remit by wire transfer to Seller's designated account all Collections then within Purchaser's control on Purchased Receivables for which Purchaser has received its Guaranteed Return and the Outstanding Receivable Investment for such Purchased Receivables have been reduced to zero.

                                   ARTICLE III

            COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     Section  3.1.     Representations and Warranties of the Seller.  The Seller
                       --------------------------------------------
hereby covenants, warrants and represents to the Purchaser as of the Effective Date and as of each Settlement Date:

     (a)     Authority  and  Due  Authorization.  The  Seller  has the requisite
             -------------------------------
power and authority to enter into, deliver and perform this Agreement and to effect the transactions contemplated hereby. All action necessary to authorize the execution and delivery of this Agreement has been taken contemporaneously with the transactions contemplated by this Agreement.

     (b)     Binding Agreement.  This  Agreement  constitutes a legal, valid and
             -----------------
binding obligation of the Seller enforceable against the Seller in accordance with its terms, except to the extent such enforceability may be limited or modified by the application of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or equity).

     (c)     Title to Assets; Absence of  Liens,  Encumbrances  or  Defenses  to
             -------------------------------------------------------------------
Payment.    As  of each Settlement Date, the Seller is the sole owner of and has
-------
good title to each Purchased Receivable, free and clear of all security interests, pledges, liens or other encumbrances. The documents or instruments of transfer and sale of each Purchased Receivable, when executed and delivered to Purchaser in accordance with the terms of this Agreement, shall vest in the Purchaser all of the right, title and interest of the Seller in such Purchased Receivable free and clear of any security interest, pledge, lien or other encumbrance (exclusive of such Seller's Residual Ownership Interest in the Purchased Receivables). There are no facts, events or occurrences known to the Seller which would impair the validity or collectibility of the Eligible Receivables included in the Purchased Receivables or reduce or delay payment thereunder.

     (d)     Eligible  Receivables.  Each  Eligible  Receivable  included  in
             ---------------------
Purchased Receivables is a valid and legally binding obligation of the respective Eligible Obligor and qualifies as an Eligible Receivable as defined in this Agreement.

     (e)     No Prior Sale of Purchased Receivables.  There has  been  no  prior
             --------------------------------------
sale, assignment or hypothecation of the Purchased Receivable to any other person or entity by Seller except as disclosed in writing to the Purchaser.

     (f)     Receivables Documentation Genuine.  The  Receivables  Documentation
             ---------------------------------
submitted to Purchaser by Seller pursuant to this Agreement is genuine and accurately reflects the status of each Purchased Receivable and the indebtedness to which such documentation relates. The information set forth in the Schedule of Purchased Receivables is true and correct in all material respects.

     (g)     Compliance  with  Purchase  Limitations.  Purchaser  shall  not  be
             ---------------------------------------
obligated to purchase any Receivable if to do so would exceed the Maximum Facility Amount. Seller shall be obligated to take whatever action may be necessary to bring the Receivable Purchase Facility into compliance with the Maximum Facility Amount.

     (h)     Full Disclosure.  None of the representations or warranties made by
             ---------------
the  Seller  in  this  Agreement  contains any materially misleading statements.

     Section  3.2.     Representations  and  Warranties  of  the  Purchaser. The
                       ----------------------------------------------------
Purchaser covenants, warrants and represents to the Seller as of the Effective Date and as of each Settlement Date that:
     (a)     Authority  and  Due Authorization.  The Purchaser has the power and
             ---------------------------------
authority to enter into, deliver and perform this Agreement and to effect the transactions contemplated hereby. All action necessary to authorize the execution and delivery of this Agreement has been taken contemporaneously with the transactions contemplated by this Agreement.

     (b)     Binding Agreement.  This  Agreement  constitutes a legal, valid and
             -----------------
binding    obligation  of  the  Purchaser  enforceable  against the Purchaser in accordance with its terms, except to the extent such enforceability may be limited or modified by the application of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or equity).

     (c)     Full Disclosure.  None of the representations or warranties made by
             ---------------
the  Purchaser  in this Agreement contains any materially misleading statements.


                                   ARTICLE IV

                    SUBSTITUTION OR REPURCHASE OF RECEIVABLES
                      AND OTHER ACTIONS NECESSARY TO EFFECT
                  COMPLIANCE WITH VARIOUS PURCHASE LIMITATIONS

     Section 4.1.     Substitution or Repurchase of Receivables.  (a) The Seller
                      -----------------------------------------
agrees to substitute an Eligible Receivable of like tenor and amount or, in lieu thereof, to repurchase any Purchased Receivable sold to the Purchaser hereunder at the Repurchase Price or to take whatever other action as may be necessary in the event the Obligor refuses payment or fails to remit payment on any Eligible Receivable included in the pool of Purchased Receivables within 90 days of the date of Seller's invoice to the Acceptable Obligor evidencing the particular Eligible Receivable. In addition, Seller agrees to take whatever action is necessary to effect compliance during the Facility Period with the Maximum Facility Amount, including but not limited to, reducing the Purchaser's Outstanding Receivable Investment.

     (b) The Purchaser shall have the right to require the Seller to repurchase all, or any part of, its Outstanding Receivables Investment at the Repurchase Price upon the happening of any of the events set forth in Section 2.9(b)(i)-(ix) hereof.

     (c) On each Settlement Date at which the Seller has notice of a violation of the Maximum Facility Amount or of the existence of any other ground for the substitution of an Eligible Receivable or repurchase of one or more Purchased Receivables as delineated in Sections 4.1(a) and 4.1(b) hereof, Seller shall replace or repurchase the affected Purchased Receivable or Receivables at the Repurchase Price or take whatever other action necessary and appropriate to achieve compliance with Sections 4.1(a) and 4.1(b) hereof. The Purchaser shall be empowered to effect the repurchase of a Purchased Receivable and to reduce the Outstanding Receivable Investment by debiting amounts payable to the Seller pursuant to this Agreement or by retaining amounts remitted to the Lockbox or otherwise by Obligors on unsold Receivables.

     Section  4.2.     Indemnification.  (a)  Seller  will indemnify, defend and
                       ---------------
hold Purchaser harmless from and against any and all claims, losses, costs, damages or suits, including reasonable attorneys' fees and expenses, arising out of any inaccuracy in any representation or warranty or any breach of any covenant of the Seller contained in this Agreement.

     (b) Purchaser will indemnify, defend and hold Seller harmless from and against any and all claims, losses, costs, damages or suits, including reasonable attorneys' fees and expenses, arising out of any inaccuracy in any representation or warranty or any breach of any covenant of the Purchaser contained in this Agreement.

     Section  4.3.     Grant  of  Security  Interest.    As  security  for  the
                       -----------------------------
payment and performance of the Seller's substitution and repurchase obligations set forth in Sections 4.1(a) and 4.1(b) hereof and the Seller's indemnity obligations set forth in Section 4.2(a) hereof, and to induce the Purchaser to enter in this Agreement and to purchase Receivables as provided herein in accordance with the terms and conditions hereof, the Seller hereby pledges, assigns, transfers, hypothecates and sets over to the Purchaser, and grants the Purchaser a security interest in, all of such Seller's right, title and interest in, to and under the following(collectively, the "Collateral"): (i) all currently existing and hereafter arising accounts, contract rights and all other forms of obligations owing to Seller arising out of the sale or lease of goods, the sale or lease of general intangibles or the rendition of services by Seller, irrespective of whether earned by performance, and any and all credit insurance, guaranties or security therefor (collectively, "Receivables") (excluding Receivables purchased by the Purchaser, from time to time hereafter, but including the Seller's residual interest in such Purchased Receivables);
(ii) the machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods), wherever located, described on Exhibit A to the Security Agreement , dated October 29, 1997, on Exhibit A to the Security Agreement, dated November 7, 1997, and on Exhibit A to the Security Agreement , dated January 14, 1998, including the Residual Ownership Interest of the Seller in such equipment evidenced by a Residual Ownership Certificate, dated October 29, 1997, a Residual Ownership Certificate, dated November 7, 1997, and a Residual Ownership Certificate, dated January 14, 1998; and (iii) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Receivables, general intangibles, Seller's books, negotiable collateral, equipment, inventory, money, deposit accounts or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof, as security for the Purchaser's receipt of its Guaranteed Return and the Seller's substitution and repurchase obligations under the Agreement. The Purchaser shall have a first priority security interest in and lien on all of the Seller's Receivables.

                                    ARTICLE V

                                   SETTLEMENT

     Section  5.1.    The  Settlement.    (a)     Each Receivables Sale effected
                      ---------------
pursuant to this Agreement shall be deemed to occur at 10:00 A.M. on each respective Settlement Date at which the Seller delivers to the Purchaser the Schedule of Purchased Receivables, or an amendment thereof (containing a list of all Purchased Receivables acquired by the Purchaser pursuant to this Agreement, which are still outstanding in whole or in part, including any Purchased Receivables being purchased by the Purchaser on the particular Settlement Date), and the Receivables Documentation and the Purchaser pays the Seller the
Purchase Price as provided in Sections 2.1, 2.2 and 2.3 hereof (the Settlement"). The Settlement shall be by telephone, confirmed by letter or wire, as the parties shall agree. Unless the Seller and the Purchaser shall agree otherwise in writing, all of the transactions, deliveries and payments contemplated by Article II and this Article V shall be deemed to take place simultaneously and no such transaction, delivery or payment shall be deemed to have taken place or been made until all such transactions, deliveries and payments are completed on such Settlement Date.

     (b) On the Effective Date of this Agreement, the Seller shall execute the Bill of Sale, in the form of Exhibit A hereto, conveying to the Purchaser all Purchased Receivables listed or otherwise described on Schedule 1 thereto, as Schedule 1 shall be amended or supplemented on each subsequent Settlement Date, executed by an authorized representative of the Seller, which Bill of Sale Shall further evidence the conveyance pursuant to this Agreement of each Purchased Receivable being sold by the Seller to the Purchaser hereunder.

     Section  5.2.    Conditions to Purchaser's Obligation to Effect Settlement.
                      ---------------------------------------------------------
The Purchaser's obligation to complete each Receivable Sale shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct as of the Settlement Date, and no event shall have occurred which, with the giving of notice or the passage of time, would constitute a default by Seller under this Agreement;

     (b) The Purchaser shall have received the Schedule of Purchased Receivables and the Receivables Documentation;

     (c) All other terms and conditions of this Agreement shall have been complied with by the Seller; and

     (d) Seller is not in default or material breach of its obligations, agreements or covenants under or with respect to any Other Agreement nor shall an event of default exist under any Other Agreement.

     Section  5.3.  Conditions to Seller's Obligation to Effect Settlement.  The
                    ------------------------------------------------------
Seller's obligation to complete each Receivable Sale shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Purchaser under this Agreement shall be true and correct as of the Settlement Date, and no event shall have occurred which would constitute a default by Purchaser under this Agreement;

     (b) The Purchaser shall have delivered all documents required to be delivered under this Agreement; and

     (c) All other terms and conditions of this Agreement shall have been complied with by the Purchaser.

     Section  5.4.   Conditions to Each Party's Obligation to Effect Settlement.
                     ----------------------------------------------------------
Subject to satisfaction of the conditions set forth in Sections 5.2 and 5.3 as applicable to each party, the Purchaser shall pay to the Seller on each
Settlement Date the Purchase Price by either crediting the Depository Account or wiring the Purchase Price to an account designated by the Seller and the respective Purchased Receivable or Receivables shall be delivered to the Purchaser from the Seller free and clear of all right, title and interest of the Seller (exclusive of the Seller's Residual Ownership Interest) or others.


                                   ARTICLE VI

                            SETTLEMENT DOCUMENTATION

     Section  6.1.    Settlement  Documentation  Required  of  Seller.    On  or
                      -----------------------------------------------
immediately prior to the Settlement Date, the Seller shall deliver the following documents to Purchaser:

     (a) The Schedule of Purchased Receivables (Schedule 1 to the Bill of Sale) containing all Purchased Receivables purchased by the Purchaser and sold by the Seller to Purchaser hereunder; and

     (c)    The  Receivables  Documentation  for  each  Purchased  Receivable.

     Section  6.2.    Settlement  Documentation  Required  of  Purchaser.  On or
                      --------------------------------------------------
immediately prior to the Settlement Date, the Purchaser shall have delivered to the Seller each of the following:

     (a)     Payment  of  the  Purchase  Price.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section  7.1      Termination of the Receivable Purchase Facility.  (a) The
                       -----------------------------------------------
Receivable Purchase Facility may be terminated prior to the first anniversary of the Effective Date, at any time: (i) by the Purchaser upon the Seller's material breach of a term or condition of this Agreement; (ii) by the Seller upon the Purchaser's material breach of a term or condition of this Agreement; (iii) by either party upon the mutual written agreement of the Seller and the Purchaser; and (iv) by the Seller upon ten (10) Business Days' notice to the Purchaser. Upon the effective date of the termination of the Receivable Purchase Facility, the Purchaser shall no longer be obligated to purchase any Receivables. Notwithstanding the termination of this Agreement, the Purchaser and the Seller shall maintain all rights and remedies hereunder until all obligations have been paid or performed in full, including repayment of the Purchaser's Outstanding Receivable Investment by the Obligors pursuant to the terms of this Agreement.

     (b) The Seller may renew this Receivable Purchase Facility, with the consent of the Purchaser (which consent may be withheld by the Purchaser in its absolute discretion), for additional one year periods (each, a "Renewal Period"), up to a maximum of three such renewals, upon payment to the Purchaser, on or immediately prior to the Renewal Effective Date, of the Renewal Fee, which fee shall be paid in immediately available funds. The Seller shall provide the Purchaser with written notice, at least 20 Business Days prior to the Termination Date of the original term or of any Renewal Period, of its desire to renew the Receivable Purchase Facility for an additional one-year period. The Purchaser shall notify the Seller no later than 10 Business Days prior to such Termination Date of its decision to approve or disapprove the renewal of this Receivable Purchase Facility. Upon renewal of this Receivable Purchase Facility as provided herein, all references in this Agreement to the Termination Date shall refer to the termination date of the Renewal Period.

     Section 7.2.  Financial Statements.  Seller agrees  to assist the Purchaser
                   --------------------
in obtaining financial and other information with respect to Eligible Obligors. Seller also agrees to provide the Purchaser with daily, weekly or monthly Purchased Receivables aging reports, as may be requested by the Purchaser, and such other financial information and reports as the Purchaser deems reasonably necessary or appropriate in connection with this Agreement. In addition, the Seller shall provide the Purchaser with monthly and quarterly unaudited financial statements and its audited annual financial statements promptly when available.

     Section  7.3.  Survival.   The  Seller  and  Purchaser  agree  that  the
                    --------
representations, warranties and agreements made by the other party herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon, notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser as applicable or on their respective behalf, and that the representations, warranties and agreements made herein or in any such certificate or other instrument, shall be deemed to be repeated and reaffirmed as of each Settlement Date and shall survive the delivery and payment for the Purchased Receivables.

     Section  7.4.    Successor and Assigns:  Assignment of the Agreement.  This
                      ---------------------------------------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their respective successors and assigns. The Purchaser shall have the right, without the consent of the Seller, to assign, in whole or in part, the proceeds of its Purchased Receivables acquired hereunder, and to designate any Company or Person to exercise any rights of the Purchaser hereunder, and the assignee or designee shall accede to the rights and obligations of the Purchaser hereunder with respect to the proceeds of such Purchased Receivables, except that the obligations to accept delivery of the Purchased Receivables, pay the Purchase Price under this Agreement, and satisfy the conditions and such other obligations applicable to Purchaser may not be assigned or delegated and shall remain a direct obligation of the Purchaser. The Purchaser shall send prompt written notice to the Seller of the assignment of any of its rights under and in accordance with this Agreement.

     Section  7.5.    Notices.  Any notices or other communications permitted or
                      -------
required hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by certified mail, postage prepaid, and return receipt requested, addressed to the Purchaser or the Seller at the address set forth at the head of this Agreement or to such other address as the Purchaser or the Seller may designate in writing to the other.


     Section  7.6.    Counterparts;  Facsimile Execution.  This Agreement may be
                      ----------------------------------
executed in counterparts each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterpart. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of any original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

     Section  7.7.    Entire  Agreement.   This Agreement constitutes the entire
                      -----------------
agreement and understanding of the parties with respect to the matters and transaction contemplated by this Agreement and supersedes any prior agreement and understandings with respect to these matters and transactions.

     Section  7.8.    Governing  Law  and  Amendments.   THIS AGREEMENT SHALL BE
                      -------------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PROTECTION OF THE PURCHASER'S OWNERSHIP OF THE PURCHASED RECEIVABLES, OR REMEDIES HEREUNDER IN RESPECT HEREOF, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CONNECTICUT. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Seller and the Purchaser.

     Section  7.9.     Exhibits.    The exhibits  to  this  Agreement are hereby
                       --------
incorporated  and made a part hereof and are an integral part of this Agreement.

     Section  7.10.     General  Interpretive  Principles.  For purposes of this
                       ---------------------------------
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 7.11.  Reproduction of Documents.  This Agreement and all documents
                    -------------------------
relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section  7.12.    Severability  of  Provisions.   If any one or more of the
                       ----------------------------
covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.


     IN  WITNESS  WHEREOF,  the  Seller    and  the  Purchaser  have caused this
Agreement  to  be  duly  executed  as  of  the  date  first  above  written.

                                          Seller:

                                          CHARTER  COMMUNICATIONS
                                            INTERNATIONAL,  INC.

                                          By:____________________________

                                          Name:__________________________

                                          Title:_________________________


                                          Purchaser:

                                          CONNECTICUT  BANK  OF  COMMERCE

                                          By:____________________________

                                          Name:__________________________

                                          Title:_________________________






                                    EXHIBIT A

                           FORM OF MASTER BILL OF SALE





                                    EXHIBIT A

                               MASTER BILL OF SALE


     KNOW ALL MEN BY THESE PRESENTS, that Charter Communications International, Inc., a Nevada corporation with an office at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339 (the "Seller"), for and in consideration of the Purchase Price and other good and valuable consideration received from Connecticut Bank of Commerce ("Purchaser"), with an office at 612 Bedford Street, Stamford, Connecticut 06901, the receipt of which is hereby acknowledged by Seller, does hereby bargain, sell, transfer, assign, set over and deliver unto Purchaser and Purchaser's successors and assigns all of Seller's rights, title and interest in the Purchased Receivables more particularly described on Schedule 1 attached hereto (exclusive of the Seller's Residual Receivable Interest), which Schedule shall be amended on each Settlement Date as provided in the Receivable Purchase Facility Agreement, dated as of January 20, 1998, by and between the Seller and the Purchaser ("Agreement").

     TO HAVE AND TO HOLD the same unto Purchaser and its successors and assigns forever.

     All capitalized terms not otherwise defined in this Master Bill of Sale shall have the meanings ascribed to them in or by reference to the Agreement.

     IN  WITNESS  WHEREOF,  Seller  have executed this Master Bill of Sale as of
January  20,    1998.

                                        CHARTER  COMMUNICATIONS
                                          INTERNATIONAL,  INC.

                                        By:___________________________

                                        Name:_________________________

                                        Title:________________________

ACCEPTED  AND  AGREED  TO

ON  THIS  _______  day  of    _____________,  1998:

CONNECTICUT  BANK  OF  COMMERCE

By:___________________________

Name:_________________________

Title:________________________



     SCHEDULE  1  TO  THE  MASTER  BILL  OF  SALE

     DATED  AS  OF  JANUARY  20,  1998    (the    "Settlement  Date")


A.     Receivables  being  purchased  on  the  Settlement  Date:
       --------------------------------------------------------

     See  Attached  List  of  Purchased  Receivables


B.     Aggregate  Purchase  Price  of    Purchased  Receivables:
       --------------------------------------------------------

     U.S. $_______________ (60% of Eligible Receivables included in Purchased Receivables pool)


C.     Purchased    Receivables  (Exclusive  of Receivables Acquired on the
       --------------------------------------------------------------------
Settlement  Date):
-----------------

     See  attached  list  of  Purchased  Receivables


4.     Outstanding Receivable Investment as of the Settlement Date (exclusive of
--     -------------------------------------------------------------------------
Purchase  Price  to  be  paid  on  the  Settlement  Date):
---------------------------------------------------------

     U.S.  $________________



     IN WITNESS WHEREOF, on the Settlement Date set forth above, the Seller has executed and delivered to the Purchaser this Schedule 1 to the Master Bill of Sale pursuant to the Receivable Purchase Facility Agreement, dated as of January 20, 1998.


                                    CHARTER  COMMUNICATIONS
                                      INTERNATIONAL,  INC.

                                    By:________________________________

                                    Name:______________________________

                                    Title:_______________________________



                                    EXHIBIT B

                     FORM OF RESIDUAL OWNERSHIP CERTIFICATE



EXHIBIT  B  TO  THE
RECEIVABLE  PURCHASE
FACILITY  AGREEMENT

                         RESIDUAL OWNERSHIP CERTIFICATE

     THIS RESIDUAL OWNERSHIP CERTIFICATE (the "Certificate") is issued pursuant to a certain Receivable Purchase Facility Agreement, dated January 20, 1998 (the "Agreement"), between Connecticut Bank of Commerce, a Connecticut banking corporation, with an office at 612 Bedford Street, Stamford, Connecticut 06901 (the "Purchaser") and Charter Communications International, Inc., a Nevada corporation, having an office at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339 (the "Seller"). This Residual Ownership Certificate evidences the Seller's Residual Receivable Interest in the Purchased Receivables (the "Seller's Residual Receivable Interest") sold by the Seller to the Purchaser pursuant to the Agreement. This Residual Ownership Certificate is junior and subordinated to the ownership interest of the Purchaser in the Purchased
Receivables. As provided in the Agreement, the Purchaser or its assignee shall be entitled to payment of the Guaranteed Return from the Receivables, which Guaranteed Return is prior and senior to the rights of the holder of the Residual Ownership Certificate. The Seller transferred, assigned and pledged this Residual Ownership Certificate to the Purchaser as security for the Purchaser's receipt of the Guaranteed Return (or the unpaid portion thereof) and as collateral security for the Seller's, substitution, repurchase and indemnity obligations as provided in the Agreement. The Seller is prohibited from assigning any rights in the Residual Ownership Certificate to any other person or entity. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in or by reference to the Agreement.

     IN WITNESS WHEREOF, the Seller have executed and delivered this instrument as of this 20th day of January, 1998.

                                  CHARTER  COMMUNICATIONS.
                                    INTERNATIONAL,  INC.

                                   By:_______________________

                                   Name:_____________________

                                   Title:____________________



                                    EXHIBIT C

                     FORM OF ASSIGNMENT OF RECEIVABLE RIGHTS


                         ASSIGNMENT OF RECEIVABLE RIGHTS


     FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Charter Communications International, Inc., a Nevada corporation, having an office at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339 (the "Seller"), does hereby assign, sell and transfer (the "Assignment") unto Connecticut Bank of Commerce, having an office and place of business at 612 Bedford Street, Stamford, Connecticut 06901 (the "Purchaser"), all of Seller's rights, title and interest in and to Seller's Residual Receivable Interest in the Purchased Receivables as represented by the Residual Ownership Certificate as well as all of the Seller's rights, title and interest in and to all of Seller's Receivables, whether Eligible or Ineligible, which are being assigned to the Purchaser as collateral security for the Seller's substitution, repurchase and indemnity obligations and to ensure the Purchaser's receipt of the Guaranteed Return (or the unpaid portion thereof) as set forth in the Receivable Purchase Facility Agreement, dated as of January 20, 1998, by and between the Seller and the Purchaser (the "Receivable Purchase Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in or by reference to the Receivable Purchase Agreement.

     IN WITNESS WHEREOF, on this 20th day of January, 1998, the Seller has caused this Assignment to be executed in its name by the manual signature of a duly authorized person.

                                  CHARTER  COMMUNICATIONS.
                                    INTERNATIONAL,  INC.

                                   By:_______________________

                                   Name:_____________________

                                   Title:____________________



                                    EXHIBIT D

                        FORM OF UCC-1 FINANCING STATEMENT



                                    EXHIBIT E

                            FORM OF LOCKBOX AGREEMENT


                      RIDER A TO UCC-1 FINANCING STATEMENT

DEBTOR:               CHARTER  COMMUNICATIONS  INTERNATIONAL,  INC.

SECURED  PARTY:       CONNECTICUT  BANK  OF  COMMERCE

Debtor hereby grants to Secured Party a security interest in all of the Debtor's right, title and interest in and to the following (collectively, the "Collateral"): (i) all currently existing and hereafter arising accounts, contract rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the sale or lease of General Intangibles (as hereinafter defined) or the rendition of services by Debtor, irrespective of whether earned by performance, and any and all credit insurance, guaranties or security therefor (collectively, "Accounts") (excluding Accounts purchased by the Secured Party, from time to time hereafter, but including the Debtor's residual interest in such purchased Accounts); (ii) the machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods), wherever located, described on Exhibit A to the Security Agreement , dated October 29, 1997, on Exhibit A to the Security Agreement, dated November 7, 1997, and on Exhibit A to the Security Agreement, dated January 14, 1998, including the Residual Ownership Interest of the Seller in such Equipment evidenced by a Residual Ownership Certificate, dated October 29, 1997, a Residual Ownership Certificate, dated November 7, 1997, and a Residual Ownership Certificate, dated January 14, 1998; and (iii) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Receivables, general intangibles, Seller's books, negotiable collateral, equipment, inventory, money, deposit accounts or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof, as described in the Receivable Purchase Facility Agreement (the "Agreement"), dated January 20, 1998, by and between the Debtor as Seller and the Secured Party as Purchaser, as security for the Debtor's substitution, repurchase and indemnity obligations under the Agreement.

                      RIDER A TO UCC-1 FINANCING STATEMENT

DEBTOR:               CHARTER  COMMUNICATIONS  INTERNATIONAL,  INC.

SECURED  PARTY:       CONNECTICUT  BANK  OF  COMMERCE

Debtor has sold, and will sell in the future, to the Secured Party, substantially all of its Accounts (as hereinafter defined), whether now owned or existing or hereafter acquired or arising and wherever located, along with the proceeds and products of same, whether tangible or intangible, pursuant to a Receivable Purchase Facility Agreement, dated as of January 20, 1998, by and among Debtor as a Seller and the Secured Party as Purchaser. "Accounts" shall mean all currently existing and hereafter arising accounts, contract rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the sale or lease of general intangibles or the rendition of services by Debtor, irrespective of whether earned by performance, and any and all credit insurance, guaranties or security therefor.

FOR  INFORMATION  PURPOSES  ONLY